Exhibit 10.4

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Agreement”), dated as of July 23, 2018, is made by MIMECAST SERVICES LIMITED, a private company incorporated in England and Wales with registration number 4901524, (the “Grantor”), in favor of JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent for the Lenders party to the Credit Agreement referred to below (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among MIMECAST LIMITED, a public company incorporated in Jersey with registration number 119119, as borrower, certain of its subsidiaries from time to time party thereto, as guarantors, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, the Lenders have agreed to extend credit and make certain financial accommodations to the Grantor;

WHEREAS, in connection with the Credit Agreement, the Grantor, the other Loan Parties (as defined in the Credit Agreement) and the Administrative Agent have entered into that certain Pledge and Security Agreement dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”); and that certain English law Security Agreement dated as the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “UK Debenture”, and together with the Security Agreement being, the “Collateral Agreements”); and

WHEREAS, pursuant to the Credit Agreement and the Collateral Agreements, the Grantor is required to execute and deliver to the Administrative Agent this Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees as follows:

1.    DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

2.    GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. The Grantor hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, a continuing first priority security interest in all of the Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):

2.1.    all of its Patents, including those referred to on Schedule I hereto;

2.2.    all reissues, divisions, continuations, continuations-in-part, renewals, extensions and reexaminations of and amendments to the foregoing;

2.3.    all rights of any kind whatsoever of the Grantor accruing under any of the foregoing provided by applicable law of any jurisdiction, by international treaties and conventions and otherwise throughout the world;

2.4.    any and all royalties, fees, income, payments, products and other proceeds now or hereafter due or payable with respect to any and all of the foregoing; and

2.5.    any and all claims and causes of action with respect to any of the foregoing, whether occurring before, on or after the date hereof, including all rights to and claims for damages, restitution and injunctive and other legal and equitable relief for past, present and future infringement, misappropriation, violation, misuse, breach or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages.

3.    COLLATERAL AGREEMENTS. The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to the Administrative Agent pursuant to the Collateral Agreements. The Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Collateral Agreements, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of a conflict between the provisions of this Agreement and the Security Agreement or the UK Debenture, the Security Agreement or UK Debenture shall control, as applicable. This Agreement shall constitute a Collateral Document and a Loan Document (as such terms are defined in the Credit Agreement).

4.    AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by an instrument in writing signed by the Administrative Agent and the Grantor.

5.    GOVERNING LAW. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

6.    COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by telecopy or other electronic transmission (including “PDF”) of any executed signature page to this Agreement shall constitute effective delivery of such signature page.

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IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTOR:

MIMECAST SERVICES LIMITED

By:	/s/ Peter Andrew James Campbell
Peter Andrew James Campbell Executive Director

[Signature Page to U.S. Patent Security Agreement]

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Eleftherios Karsos
Eleftherios Karsos Authorized Signatory

[Signature Page to U.S. Patent Security Agreement]

SCHEDULE I

to

PATENT SECURITY AGREEMENT

PATENT REGISTRATIONS:

Owner	Title	App. No.	Filing Date	Pat. No.	Issue Date
Mimecast Services Ltd. (UK)	Reducing Latency in Performing a Task Among Distributed Systems	12/964,219	12/9/2010	9,274,862	3/1/2016

Mimecast Services Ltd. (UK)	Enhancing Communication	13/044,842	3/10/2011	9,294,308	3/22/2016

Mimecast Services Ltd. (UK)	Enhancing Communication	15/052,044	2/24/2016	9,634,974	4/25/2017

Mimecast Services Ltd. (UK)	Analyzing Stored Electronic Communications	13/273,696	10/14/2011	9,009,220	4/14/2015

Mimecast Services Ltd. (UK)	Analyzing Stored Electronic Communications	14/636,308	3/3/2015	9,686,163	6/20/2017

Mimecast Services Ltd. (UK)	Associative Search Systems and Methods	14/021,391	9/9/2013	9,846,740	12/19/2017

Mimecast Services Ltd. (UK)	Facilitating User Communication About a Common Topic	14/025,903	9/13/2013	9,432,419	8/30/2016

Mimecast Services Ltd. (UK)	Facilitating User Communication About a Common Topic	15/090,652	4/5/2016	9,838,446	12/5/2017

Mimecast Services Ltd. (UK)	Automatic Translator Identification	14/447,683	7/31/2014	9,444,773	9/13/2016

Mimecast Services Ltd. (UK)	System for Annotation of Electronic Messages with Contextual Information	14/813,034	7/29/2015	9,628,419	4/18/2017

Mimecast Services Ltd. (UK)	Electronic Message Threat Protection System for Authorized Users	14/855,200	9/15/2015	9,467,435	10/11/2016

Mimecast Services Ltd. (UK)	Malware Detection System Based on Stored Data	15/010,023	1/29/2016	9,654,492	5/16/2017

PATENT APPLICATIONS:

Owner	Title	App. No.	Filing Date
Mimecast Services Ltd. (UK)	Reducing Latency in Performing a Task Among Distributed Systems	15/055,674	2/29/2016

Mimecast Services Ltd. (UK)	Analyzing Stored Electronic Communications	15/625,461	6/16/2017

Mimecast Services Ltd. (UK)	Encoding Data in Email Headers	13/950,785	7/27/2013

Mimecast Services Ltd. (UK)	Sharing Artifacts in Permission- Protected Archives	14/024,297	9/11/2013

Owner	Title	App. No.	Filing Date
Mimecast Services Ltd. (UK)	Facilitating User Communication About a Common Topic	15/830,606	12/4/2017

Mimecast Services Ltd. (UK)	Displaying Messages Relevant to System Administration	14/134,099	12/19/2013

Mimecast Services Ltd. (UK)	System for Annotation of Electronic Messages with Contextual Information	15/489,198 (Continuation of App. No. 14/813,034)	4/17/2017

Mimecast Services Ltd. (UK)	Mediated Access to Resources	15/449,569	3/3/2017

Mimecast Services Ltd. (UK)	User Login Credential Warning System	15/461,857	3/17/2017

Mimecast Services Ltd. (UK)	Malware Detection System Based on Stored Data	15/592,543	5/11/2017

Mimecast Services Ltd. (UK)	Method and System for Detecting Domain Impersonation Using Network Metadata	62/581,860	11/6/2017

Mimecast Services Ltd. (UK)	Analyze on Hover: A Method of Proactive Analysis of Files, Links, and Attachments	62/613,189	1/3/2018

Mimecast Services Ltd. (UK)	Representing Content to Minimize Accidental Harm by Users	62/657,115	4/13/2018

Mimecast Services Ltd. (UK)	Representing Content to Minimize Accidental Harm by Users	62/665,709	5/2/2018

Mimecast Services Ltd. (UK)	Identifying Similar People from Communication Archives	62/657,117	4/13/2018

Mimecast Services Ltd. (UK)	Alerting Synchronous Callers to Time Zone	62/688,616	6/22/2018

Mimecast Services Ltd. (UK)	Usable Authentication By Prompted Voice	62/690,088	6/26/2018

[Signature Page to U.S. Patent Security Agreement]